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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): June 1, 2001



                                PW Eagle, Inc.
            (Exact Name of Registrant as Specified in Its Charter)


                                   Minnesota
                (State or Other Jurisdiction of Incorporation)


        0-18050                                        41-1642846
(Commission File Number)                 (I.R.S. Employer Identification Number)


           222 South Ninth Street, Suite 2880, Minneapolis, MN 55402
              (Address of Principal Executive Offices) (Zip Code)


                                (612) 305-0339
             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On June 1, 2001, the Company issued a press release announcing its revised forecast for the second quarter ended June 30, 2001. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits:

               99.1     Press Release dated June 1, 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PW EAGLE, INC.



Date: June 1, 2001                     By /s/ Dobson West
                                          --------------------------------------
                                              Dobson West,
                                              Chief Administrative Officer and
                                                General Counsel


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                                 EXHIBIT INDEX

                                      to

                             June 1, 2001 Form 8-K

                                PW Eagle, Inc.



Exhibit Number          Exhibit Description

    99.1                Press Release dated June 1, 2001.



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